UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) February 14, 2012

RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or Other Jurisdiction of Incorporation)	000-52588 (Commission File Number)	43-1823071 (IRS Employer Identification No.)

10401 Clayton Road Frontenac, Missouri (Address of principal executive offices)	63131 (Zip Code)
Registrant's telephone number, including area code
(314) 569-7200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act.
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 14, 2012, Reliance Bancshares, Inc. (the "Company") received a non-objection from the Federal Reserve to the appointment of David P. Franke as interim Chief Financial Officer of the Company, and of Reliance Bank and Reliance Bank, FSB, both wholly owned subsidiaries of the Company. Mr. Franke will serve as interim Chief Financial Officer until a permanent replacement is named.
Mr. Franke, age 41, has served as Chief Accounting Officer of Reliance Bank and Treasurer of Reliance Bank, FSB since August 2008. Previously, he served as Senior Vice President - Controller of Partners Bank beginning in August 2004.
The Company has not entered into any material plans, contracts or arrangements or amended any existing plans, contracts or arrangements with Mr. Franke.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2012

RELIANCE BANCSHARES, INC. (Registrant)

By:	/s/ Allan D. Ivie, IV
Name: Allan D. Ivie, IV
Title: President and Chief Executive Officer